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INVESTMENT MANAGEMENT
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MFS[RegTM] VARIABLE INSURANCE TRUST(SM)
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MAY 1, 2000

                                                                      Prospectus
                                                                   Initial Class

MFS[RegTM] EMERGING GROWTH SERIES
MFS[RegTM] GROWTH WITH INCOME SERIES
MFS[RegTM] GROWTH SERIES

--------------------------------------------------------------------------------

This Prospectus describes three series of the MFS Variable Insurance Trust (referred to as the trust):

1. MFS Emerging Growth Series seeks to provide long-term growth of capital (referred to as the Emerging Growth Series).

2. MFS Growth With Income Series seeks to provide reasonable current income and long-term growth of capital and income (referred to as the Growth With Income Series).

3. MFS Growth Series seeks to provide long-term growth of capital and future income rather than current income (referred to as the Growth Series).

The Securities and Exchange Commission has not approved the series' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

-----------------
TABLE OF CONTENTS
-----------------

                                                                  Page
I   Expense Summary ............................................   (1)

II  Risk Return Summary ........................................   (3)

     1. Emerging Growth Series .................................   (3)

     2. Growth With Income Series ..............................   (6)

     3. Growth Series ..........................................   (8)

III Certain Investment Strategies and Risks ....................  (10)

IV  Management of the Series ...................................  (10)

V   Description of Shares ......................................  (11)

VI  Other Information ..........................................  (11)

VII Financial Highlights .......................................  (12)

    Appendix A -- Investment Techniques and Practices ..........  (A-1)

    The trust offers shares of its 16 series to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts and to qualified pension and retirement plans. Each of these series is managed by Massachusetts Financial Services Company (referred to as MFS or the adviser). Three of these are described below.

-------------------
I   EXPENSE SUMMARY
-------------------

(>) Expense Table

    This table describes the expense that you may pay when you hold initial class shares of the series. These fees and expenses do not take into account the fees and expenses imposed by insurance companies through which your investment in a series may be made.

    Annual Series Operating Expenses (expenses that are deducted from a series' assets):

                                                                      Growth
                                                        Emerging       With
                                                         Growth       Income        Growth
                                                         Series       Series        Series
                                                       ----------   ----------   -------------
    Management Fee .................................       0.75%        0.75%         0.75%
    Other Expenses(1) ..............................       0.09%        0.13%         0.71%
                                                           ----         ----         -----
    Total Annual Series Operating Expenses .........       0.84%        0.88%         1.46%
     Expense Reimbursement .........................        N/A          N/A         (0.55)(2)
                                                           ----         ----         -----
     Net Expenses(1) ...............................       0.84%        0.88%         0.91%

    --------------
    (1) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal:
        0.83% for Emerging Growth Series
        0.87% for Growth with Income Series
        0.90% for Growth Series
    (2) MFS has contractually agreed, subject to reimbursement, to bear expenses for the series such that the series' "Other Expenses" (after taking into account the expense offset arrangement described above), does not exceed 0.15% for the Growth Series of the average daily net assets of the series during the current fiscal year. These contractual fee arrangements will continue until at least May 1, 2001, unless changed with the consent of the board of trustees which oversees the series.

(>) Example of Expenses--Initial Class

    These examples are intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds. These examples do not take into account the fees and expenses imposed by insurance companies through which your investment in a series may be made.

      The examples assume that:

      o You invest $10,000 in the series for the time periods indicated and you redeem your shares at the end of the time periods;

      o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

      o The series' operating expenses remain the same, except that the series' total operating expenses are assumed to be the series' "Net Expenses" for the first year, and the series' "Total Annual Series Operating Expenses" for subsequent years (see the expense table on the previous page).

      Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                            Period
                            -----------------------------------------
Series                          1 Year   3 Years   5 Years   10 Years
---------------------------------------------------------------------
Emerging Growth Series          $ 86       $268    $  466    $1,037
Growth With Income Series         90        281       488     1,084
Growth Series                     93        408       745     1,699

------------------------
II  RISK RETURN SUMMARY
------------------------

    Investment strategies which are common to all series are described under the caption "Certain Investment Strategies."

    1: Emerging Growth Series
    ............................................................................

(>) Investment Objective

    The series' investment objective is long term growth of capital. The series' objective may be changed without shareholder approval.

(>) Principal Investment Policies

    The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies. Emerging growth companies are companies which MFS believes are either:

    o early in their life cycle but which have the potential to become major enterprises, or

    o major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

    Emerging growth companies may be of any size, and MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.

    MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

    The series may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

    The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

(>) Principal Risks of an Investment

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Emerging Growth Risk: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

            >   have limited product lines, markets and financial resources

            >   are dependent on management by one or a few key individuals

            > have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices

    o Over-the-Counter Risk: OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

            > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

            > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

            > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

            > Foreign markets may be less liquid and more volatile than U.S. markets.

            > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investments in foreign securities, and also have additional risks:

            > All of the risks of investing in foreign securities are heightened by investing in emerging markets countries.

            > The markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

    o Active or Frequent Trading Risk: The fund has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies. Frequent trading also increases transaction costs, which could detract from the fund's performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(>) Bar Chart and Performance Table

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based on calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

    Bar Chart

    The bar chart shows changes in the annual total returns of the series' initial class, assuming the reinvestment of distributions.

[Bar chart data]

1996      17.02%
1997      21.90%
1998      34.16%
1999      76.71%

[End bar chart]

      During the period shown in the bar chart, the highest quarterly return was 55.05% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (13.11)% (for the calendar quarter ended September 30, 1998).

    Performance Table

    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and various other market indicators and assumes the reinvestment of distributions.

    Average Annual Total Returns as of December 31, 1999
    ............................................................................

                                                     1 Year           Life*
    Emerging Growth Series--Initial Class            76.71%          36.44%
    Russell 2000 Total Return Index**+               21.26%          14.06%
    Standard & Poor's 500 Composite Index**++        21.04%          26.53%

    ---------------
    * Series performance figures are for the period from the commencement of the series' investment operations, July 24, 1995, through December 31, 1999. Index returns are from August 1, 1995.
    **  Source: Standard & Poor's Micropal, Inc.
    + The Russell 2000 Total Return Index is a broad-based, unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX), and NASDAQ.
    ++ The Standard & Poor's 500 Composite Index is a broad-based, unmanaged, but commonly used measure of common stock total return performance. It is comprised of 500 widely held common stocks listed on the NYSE, AMEX and over-the-counter market.

(>) Portfolio Manager

    Toni Y. Shimura, a Senior Vice President of the Adviser, has been employed in the investment management area of the Adviser since 1987. Ms. Shimura became portfolio manager of the series on November 30, 1995. John W. Ballen, Chief Investment Officer and President of MFS, provides general oversight in the management of the series' portfolio.

    2: Growth With Income Series
    ............................................................................

(>) Investment Objective

    The series' investment objective is to provide reasonable current income and long-term growth of capital and income. The series' objective may be changed without shareholder approval.

(>) Principal Investment Policies

    The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities may be listed on a securities exchange or traded in the over-the-counter markets. While the series may invest in companies of any size, the series generally focuses on companies with larger market capitalizations that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series will also seek to generate gross income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Composite Index.

    MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

    The series may invest in foreign equity securities through which it may have exposure to foreign currencies.

(>) Principal Risks of an Investment o The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

    The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Large Cap Companies Risk: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the series' value may not rise as much as the value of series that emphasize smaller cap companies.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

            > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

            > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

            > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

            > Foreign markets may be less liquid and more volatile than U.S. markets.

            > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(>) Bar Chart and Performance Table

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information based on calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

    Bar Chart

    The bar chart shows changes in the annual total returns of the series' initial class, assuming the reinvestment of distributions.

[Bar chart data]

1996      24.46%
1997      29.78%
1998      22.32%
1999       6.69%

[End bar chart]

    During the period shown in the bar chart, the highest quarterly return was 18.29% (for the calendar quarter ended December 31, 1998) and the lowest quarterly return was (10.95)% (for the calendar quarter ended September 30, 1998).

    Performance Table

    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and assumes the reinvestment of distributions.

    Average Annual Total Returns as of December 31, 1999
    ............................................................................

                                                       1 Year         Life*
    Growth With Income Series--Initial Class            6.69%         21.12%
    Standard & Poor's 500 Composite Index **++         21.04%         26.39%

    ---------------
    * Series performance figures are for the period from the commencement of the series' investment operations on October 9, 1995, through December 31, 1999. Index returns are from October 1, 1995.
    ++  Source: Standard & Poor's Micropal, Inc.
    ** The Standard & Poor's 500 Composite Index is a broad-based, unmanaged but commonly used measure of common stock total return performance. It is comprised of 500 widely held common stocks listed on the NYSE, AMEX and OTC market. The investment return and principal value of stocks fluctuate with changes in market conditions. It is not possible to invest directly in an index.

(>) Portfolio Manager

    John D. Laupheimer, a Senior Vice President of the Adviser, has been employed in the investment management area of the Adviser since 1981. Mr. Laupheimer has been the series' portfolio manager since its inception. Mitchell D. Dynan, a Senior Vice President of the Adviser, has been employed in the investment management area of the Adviser since 1986. Mr. Dynan has been the series' portfolio manager since May 1, 1999.

    3: Growth Series
    ............................................................................

(>) Investment Objective

    The series' investment objective is to provide long-term growth of capital and future income rather than current income. The series' objective may be changed without shareholder approval.

(>) Principal Investment Policies

    The series invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which MFS believes offer better than average prospects for long-term growth.

    MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

    In managing the series, MFS seeks to purchase securities of companies which MFS considers well-run and poised for growth. MFS looks particularly for companies which demonstrate:

    o   a strong franchise, strong cash flows and a recurring revenue stream

    o   a strong industry position, where there is

            >   potential for high profit margins

            >   substantial barriers to new entry in the industry

    o   a strong management with a clearly defined strategy, and

    o   new products or services

    The series may invest in foreign securities through which it may have exposure to foreign currencies.

(>) Principal Risks of an Investment

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Growth Companies Risk: Prices of growth company securities held by the series may fall to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

            > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

            > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

            > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

            > Foreign markets may be less liquid and more volatile than U.S. markets.

            > Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(>) Bar Chart and Performance Table

    The bar chart and performance table are not included because the series had not commenced investment operations as of December 31, 1998 and therefore did not have a full calendar year of operations at December 31, 1999.

(>) Portfolio Manager

    Stephen Pesek and Thomas D. Barrett are the portfolio managers of the series. Mr. Pesek, a Senior Vice President of the Adviser, has been a portfolio manager of the series since its inception and has been employed in the investment management area of the Adviser since 1994. Mr. Barrett, a Vice President of the Adviser, became a portfolio manager of the series on May 1, 2000. Mr. Barrett has been employed in the investment management area of the Adviser since 1996. Prior to joining MFS in 1996, Mr. Barrett had been an Assistant Vice President and Equity Research Analyst with The Boston Company Asset Management, Inc.

--------------------------------------------
III CERTAIN INVESTMENT STRATEGIES AND RISKS
--------------------------------------------

(>) Further Information on Investment Strategies and Risks

    Each series may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the series and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which a series may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the trust's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

(>) Temporary Defensive Policies

    Each series may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a series invests defensively, it may not be able to pursue its investment objective. A series defensive investment position may not be effective in protecting its value.

(>) Active or Frequent Trading

    Each series may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the series' performance.

-----------------------------
IV  MANAGEMENT OF THE SERIES
-----------------------------

(>) Investment Adviser

    Massachusetts Financial Services Company (referred to as MFS or the adviser) is the investment adviser to each series. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $136.7 billion as of December 31, 1999. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

    MFS provides investment management and related administrative services and facilities to each series, including portfolio management and trade execution. For these services, each series pays MFS an annual management fee as set forth in the Expense Summary.

    MFS or its affiliates generally pay an administrative service fee to insurance companies which use the series as underlying investment vehicles for their variable annuity and variable life insurance contracts based upon the aggregate net assets of the series attributable to these contracts. These fees are not paid by the series, their shareholders, or by the contract holders.

(>) Administrator

    MFS provides each series with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each series for a portion of the costs it incurs in providing these services.

(>) Distributor

    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the series.

(>) Shareholder Servicing Agent

    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each series, for which it receives compensation from each series.

--------------------------
V   DESCRIPTION OF SHARES
--------------------------

    The trust offers two classes of shares--initial class shares and service class shares. Initial class shares are offered through this prospectus. Service class shares, which bear a Rule 12b-1 distribution fee, are available through a separate prospectus supplement. These shares are offered to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts. The trust also offers shares of each of its series to qualified pension and retirement plans. All purchases, redemptions and exchanges of shares are made through these insurance company separate accounts and plans, which are the record owner of the shares. Contract holders and plan beneficiaries seeking to purchase, redeem or exchange interests in the trust's shares should consult with the insurance company which issued their contracts or their plan sponsor.

----------------------
VI  OTHER INFORMATION
----------------------

(>) Pricing of Series' Shares

    The price of each series' shares is based on its net asset value. The net asset value of each series' shares is determined at the close of regular trading each day that the New York Stock Exchange is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, each series values its assets at current market values, or at fair value as determined by the Adviser under the direction of the Board of Trustees that oversees the series if current market values are unavailable. Fair value pricing may be used by a series when current market values are unavailable or when an event occurs after the close of the exchange on which the series' portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a series may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.

    Insurance companies and plan sponsors are the designees of the trust for receipt of purchase, exchange and redemption orders from contractholders and plan beneficiaries. An order submitted to the trust's designee by the valuation time will receive the net asset value next calculated; provided that the trust receives notice of the order generally by 9:30 a.m. eastern time on the next day on which the New York Stock Exchange is open for trading.

    Certain series invest in securities which are primarily listed on foreign exchanges that trade on weekends and other days when the series does not price its shares. Therefore, the value of these series' shares may change on days when you will not be able to purchase or redeem their shares.

(>) Distributions

    Each series intends to pay substantially all of its net income (including any realized net capital and net foreign currency gains) to shareholders as dividends at least annually.

(>) Tax Considerations

    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a series may have on your tax situation. Each series of the Trust is treated as a separate corporation for federal tax purposes. As long as a series qualifies for treatment as a regulated investment company (which each series has done in the past and which each series intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders. In addition, each series also intends to continue to diversify its assets to satisfy the federal diversification tax rules applicable to separate accounts that fund variable insurance and annuity contracts.

    Shares of the series are offered to insurance company separate accounts and to qualified retirement and pension plans. You should consult with the insurance company that issued your contract to understand the federal tax treatment of your investment.

(>) Right to Reject or Restrict Purchase and Exchange Orders

    Purchases and exchanges should be made for investment purposes only. Each series reserves the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one series and to purchase shares of another series, the series consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the series reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a series determines that the level of exchanges on any day may be harmful to its remaining shareholders, the series may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming series.

(>) Excessive Trading Practices

    The series do not permit market-timing or other excessive trading practices. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies and harm series' performance. As noted above, each series reserves the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the series and their shareholders, the series will exercise these rights if an investor has a history of excessive trading or if an investor's trading, in the judgment of the series, has been or may be disruptive to a series. In making this judgment, the series may consider trading done in multiple accounts under common ownership or control.

(>) In-kind distributions

    The series have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the series makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. The series do not expect to make in-kind distributions.

(>) Unique Nature of Series

    MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the series, and which may be managed by the series' portfolio manager(s). While a series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a series and these similar products, including differences in sales charges, expense ratios and cash flows.

(>) Potential Conflicts

    Shares of the series are offered to the separate accounts of insurance companies that may be affiliated or unaffiliated with MFS and each other ("shared funding") and may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The trust currently does not foresee any such conflict. Nevertheless, the board of trustees which oversees the series intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more separate accounts of the insurance companies might be required to withdraw its investments in one or more series. This might force a series to sell securities at disadvantageous prices.

-------------------------
VII FINANCIAL HIGHLIGHTS
-------------------------

    The financial highlights table is intended to help you understand the series' financial performance for the past five years, or, if a series has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single series' share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a series (assuming reinvestment of all distributions). This information has been audited by the trust's independent auditors, whose report, together with the trust's financial statements, are included in the trust's Annual Report to shareholders. The series' Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). These financial statements are incorporated by reference into the SAI. The trust's independent auditors are Deloitte & Touche LLP.

    1. Emerging Growth Series--Initial Class
    ............................................................................

                                                                           Year Ended December 31,                 Period Ended
                                                          -----------------------------------------------------    December 31,
                                                             1999           1998          1997           1996         1995*
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
 each period):
Net asset value -- beginning of period ...............    $    21.47      $  16.13      $  13.24       $  11.41      $ 10.00
                                                          ----------      --------      --------       --------      -------
Income from investment operations# --
 Net investment income (loss)[sec] ...................    $    (0.06)     $  (0.05)     $  (0.06)      $  (0.01)     $  0.01
 Net realized and unrealized gain on investments and
  foreign currency transactions ......................         16.53          5.55          2.95           1.95         1.74
                                                          ----------      --------      --------       --------      -------
   Total from investment operations ..................    $    16.47      $   5.50      $   2.89       $   1.94      $  1.75
                                                          ----------      --------      --------       --------      -------
Less distributions declared to shareholders --
 From net investment income ..........................    $       --      $     --      $     --       $     --      $ (0.01)
 From net realized gain on investments and foreign
  currency transactions ..............................            --         (0.05)           --          (0.06)       (0.26)
 In excess of net realized gain on investments and
  foreign currency transactions ......................            --         (0.11)           --          (0.05)        --
 From paid-in capital ................................            --            --            --             --        (0.07)
                                                          ----------      --------      --------       --------      -------
   Total distributions declared to shareholders ......    $       --      $  (0.16)     $     --       $  (0.11)     $ (0.34)
                                                          ----------      --------      --------       --------      -------
Net asset value -- end of period .....................    $    37.94      $  21.47      $  16.13       $  13.24      $ 11.41
                                                          ----------      --------      --------       --------      -------
Total return .........................................         76.71%        34.16%        21.90%         17.02%       17.41%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ..........................................          0.84%         0.85%         0.90%          1.00%        1.00%+
 Net investment income (loss) ........................         (0.23)%       (0.29)%       (0.38)%        (0.08)%       0.10%+
Portfolio turnover ...................................           176%           71%          112%            96%          73%
Net assets at end of period (000 omitted) ............    $2,132,528      $908,987      $384,480       $104,956      $ 3,869

[sec] Prior to January 1, 1998, the investment adviser voluntarily agreed to maintain, subject to reimbursement by the Series, the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment loss per share and the ratios would have been:

  Net investment loss ................................                                    $(0.05)        $(0.03)      $(0.18)
  Ratios (to average net assets):
   Expenses## ........................................                                      0.87%          1.16%        2.91%+
   Net investment loss ...............................                                     (0.35)%        (0.23)%      (1.78)%+

---------------
* For the period from the commencement of the Series' investment operations, July 24, 1995, through December 31, 1995.
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain offset arrangements.

    2. Growth With Income Series--Initial Class
    ............................................................................

                                                                        Year Ended December 31,            Period Ended
                                                           ---------------------------------------------   December 31,
                                                            1999          1998         1997        1996        1995*
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
 each period):
Net asset value -- beginning of period ...............    $  20.11      $  16.44     $ 12.98      $10.61      $10.00
                                                          --------      --------     -------      ------      ------
Income from investment operations# --
 Net investment income[sec] ..........................    $   0.12      $   0.13     $  0.16      $ 0.18      $ 0.05
 Net realized and unrealized gain on investments and
  foreign currency ...................................        1.22          3.54        3.70        2.42        0.61
                                                          --------      --------     -------      ------      ------
   Total from investment operations ..................    $   1.34      $   3.67     $  3.86      $ 2.60      $ 0.66
                                                          --------      --------     -------      ------      ------
Less distributions declared to shareholders --
 From net investment income ..........................    $  (0.06)     $     --     $ (0.07)     $(0.09)     $(0.05)
 From net realized gain on investments and foreign
  currency transactions ..............................       (0.08)           --       (0.29)      (0.13)         --
 In excess of net realized gain on investments and
  foreign currency transactions ......................          --            --       (0.04)      (0.01)         --
                                                          --------      --------     -------      ------      ------
   Total distributions declared to shareholders ......    $  (0.14)     $     --     $ (0.40)     $(0.23)     $(0.05)
                                                          --------      --------     -------      ------      ------
Net asset value -- end of period .....................    $  21.31      $  20.11     $ 16.44      $12.98      $10.61
                                                          --------      --------     -------      ------      ------
Total return .........................................        6.69%        22.32%      29.78%      24.46%       6.64%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ..........................................        0.88%         0.95%       1.00%       1.01%       1.00%+
 Net investment income ...............................        0.56%         0.73%       0.93%       1.52%       2.20%+
Portfolio turnover ...................................          72%           57%         42%         41%          2%
Net assets at end of period (000 omitted) ............    $390,762      $244,310     $58,045      $9,174      $  365

[sec]  Prior to October 2, 1998, subject to reimbursement by the Series, MFS voluntarily agreed under a temporary expense reimbursement agreement to pay all the Series' operating expenses, exclusive of management fee. In consideration, the Series paid MFS a fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:

  Net investment income (loss) .......................          --         $0.14       $0.13       $0.05      $(0.41)
  Ratios (to average net assets):
   Expenses## ........................................          --          0.88%       1.10%       2.07%      21.44%+
   Net investment income (loss) ......................          --          0.80%       0.82%       0.46%     (18.24)%+

---------------
* For the period from the commencement of the Series' investment operations, October 9, 1995, through December 31, 1995.
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

    3 Growth Series--Initial Class
    ............................................................................

                                                                             Period Ended
                                                                           December 31,1999*
--------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period ..................................      $ 10.00
                                                                               -------
Income from investment operations# --
 Net investment income[sec] .............................................      $  0.06
 Net realized and unrealized gain on investments and foreign currency ...         3.94
                                                                               -------
   Total from investment operations .....................................      $  4.00
                                                                               -------
Less distributions declared to shareholders
 From net investment income .............................................      $ (0.02)
 From net realized gain on investments and foreign currency transactions         (0.03)
                                                                               -------
   Total distributions declared to shareholders .........................      $ (0.05)
                                                                               -------
Net asset value -- end of period ........................................      $ 13.95
                                                                               -------
Total return ............................................................        40.01%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .............................................................         1.01%+
 Net investment income ..................................................         0.71%+
Portfolio turnover ......................................................           73%
Net assets at end of period (000 omitted) ...............................      $18,889

[sec] Subject to reimbursement by the Series, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Series' operating expenses, exclusive of management fee. In consideration, the Series pays MFS a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and ratios would have been:

  Net investment income .................................................        $0.02++
  Ratios (to average net assets):
   Expenses## ...........................................................         1.47%+
   Net investment income ................................................         0.25%+

---------------
* For the period from the commencement of the Series' investment operations, May 3, 1999, through December 31, 1999.
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

-----------------------              -------------------------------------------
  A p p e n d i x  A                  E m e r g i n g  G r o w t h  S e r i e s
-----------------------              -------------------------------------------

(>) Investment Techniques and Practices

    In pursuing its investment objective and investment policies, the Emerging Growth Series may engage in the following principal and non-principal investment techniques and practices. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

  Symbols                 X permitted            -- not permitted
-------------------------------------------------------------------
  Debt Securities
   Asset-Backed Securities
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                   --
    Corporate Asset-Backed Securities                           --
    Mortgage Pass-Through Securities                            --
    Stripped Mortgage-Backed Securities                         --
   Corporate Securities                                          X
   Loans and Other Direct Indebtedness                          --
   Lower Rated Bonds                                             X
   Municipal Bonds                                              --
   Speculative Bonds                                             X
   U.S. Government Securities                                    X
   Variable and Floating Rate Obligations                        X
   Zero Coupon Bonds, Deferred Interest Bonds
    and PIK Bonds                                                X
  Equity Securities                                              X
  Foreign Securities Exposure
   Brady Bonds                                                  --
   Depositary Receipts                                           X
   Dollar-Denominated Foreign Debt Securities                   --
   Emerging Markets                                              X
   Foreign Securities                                            X
  Forward Contracts                                              X
  Futures Contracts                                              X
  Indexed Securities/Structured Products                        --
  Inverse Floating Rate Obligations                             --
  Investment in Other Investment Companies
   Open-End Funds                                                X
   Closed-End Funds                                              X
  Lending of Portfolio Securities                                X
  Leveraging Transactions
   Bank Borrowings                                              --*
   Mortgage "Dollar-Roll" Transactions                          --*
   Reverse Repurchase Agreements                                --*
  Options
   Options on Foreign Currencies                                 X
   Options on Futures Contracts                                  X
   Options on Securities                                         X
   Options on Stock Indices                                      X
   Reset Options                                                --
   "Yield Curve" Options                                        --
  Repurchase Agreements                                          X
  Restricted Securities                                          X
  Short Sales                                                   --
  Short Sales Against the Box                                   --
  Short Term Instruments                                         X
  Swaps and Related Derivative Instruments                      --
  Temporary Borrowings                                           X
  Temporary Defensive Positions                                  X
  Warrants                                                       X
  "When-Issued" Securities                                       X

*May be changed only with shareholder approval.

---------------------           ------------------------------------------------
  A p p e n d i x  A             G r o w t h  W i t h  I n c o m e  S e r i e s
---------------------           ------------------------------------------------

(>) Investment Techniques and Practices

    In pursuing its investment objective and investment policies, the Growth With Income Series may engage in the following principal and non-principal investment techniques and practices. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

  Symbols                 X permitted            -- not permitted
-------------------------------------------------------------------
  Debt Securities
   Asset-Backed Securities
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                   --
    Corporate Asset-Backed Securities                           --
    Mortgage Pass-Through Securities                            --
    Stripped Mortgage-Backed Securities                         --
   Corporate Securities                                          X
   Loans and Other Direct Indebtedness                          --
   Lower Rated Bonds                                            --
   Municipal Bonds                                              --
   Speculative Bonds                                            --
   U.S. Government Securities                                   --
   Variable and Floating Rate Obligations                        X
   Zero Coupon Bonds, Deferred Interest Bonds and PIK
    Bonds                                                        X
  Equity Securities                                              X
  Foreign Securities Exposure
   Brady Bonds                                                  --
   Depositary Receipts                                           X
   Dollar-Denominated Foreign Debt Securities                   --
   Emerging Markets                                              X
   Foreign Securities                                            X
  Forward Contracts                                              X
  Futures Contracts                                              X
  Indexed Securities/Structured Products                        --
  Inverse Floating Rate Obligations                             --
  Investment in Other Investment Companies
   Open-End                                                      X
   Closed-End                                                    X
  Lending of Portfolio Securities                                X
  Leveraging Transactions
   Bank Borrowings                                              --*
   Mortgage "Dollar-Roll" Transactions                          --*
   Reverse Repurchase Agreements                                --*
  Options
   Options on Foreign Currencies                                --
   Options on Futures Contracts                                 --
   Options on Securities                                        --
   Options on Stock Indices                                     --
   Reset Options                                                --
   "Yield Curve" Options                                        --
  Repurchase Agreements                                          X
  Restricted Securities                                          X
  Short Sales                                                   --
  Short Sales Against the Box                                    X
  Short Term Instruments                                         X
  Swaps and Related Derivative Instruments                      --
  Temporary Borrowings                                           X
  Temporary Defensive Positions                                  X
  Warrants                                                       X
  "When-Issued" Securities                                       X

*May be changed only with shareholder approval.

---------------------                                ---------------------------
  A p p e n d i x  A                                   G r o w t h  S e r i e s
---------------------                                ---------------------------

(>) Investment Techniques and Practices

    In pursuing its investment objective and investment policies, the Growth Series may engage in the following principal and non-principal investment techniques and practices. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

  Symbols                 X permitted            -- not permitted
-------------------------------------------------------------------
  Debt Securities
   Asset-Backed Securities
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                   --
    Corporate Asset-Backed Securities                           --
    Mortgage Pass-Through Securities                            --
    Stripped Mortgage-Backed Securities                         --
   Corporate Securities                                         --
   Loans and Other Direct Indebtedness
   Lower Rated Bonds                                            --
   Municipal Bonds                                              --
   Speculative Bonds                                            --
   U.S. Government Securities                                   --
   Variable and Floating Rate Obligations                        X
   Zero Coupon Bonds, Deferred Interest Bonds and PIK
    Bonds                                                       --
  Equity Securities                                              X
  Foreign Securities Exposure
   Brady Bonds                                                  --
   Depositary Receipts                                           X
   Dollar-Denominated Foreign Debt Securities                   --
   Emerging Markets                                              X
   Foreign Securities                                            X
  Forward Contracts                                              X
  Futures Contracts                                              X
  Indexed Securities/Structured Products                        --
  Inverse Floating Rate Obligations                             --
  Investment in Other Investment Companies
    Open-End Funds                                               X
    Closed-End Funds                                             X
  Lending of Portfolio Securities                                X
  Leveraging Transactions
   Bank Borrowings                                              --*
   Mortgage "Dollar-Roll" Transactions                          --*
   Reverse Repurchase Agreements                                --*
  Options
   Options on Foreign Currencies                                 X
   Options on Futures Contracts                                  X
   Options on Securities                                         X
   Options on Stock Indices                                      X
   Reset Options                                                --
   "Yield Curve" Options                                        --
  Repurchase Agreements                                          X
  Restricted Securities                                          X
  Short Sales                                                   --
  Short Sales Against the Box                                   --
  Short Term Instruments                                         X
  Swaps and Related Derivative Instruments                      --
  Temporary Borrowing                                            X
  Temporary Defensive Positions                                  X
  Warrants                                                      --
  "When-Issued" Securities                                       X

*May be changed only with shareholder approval.

   MFS[RegTM] VARIABLE INSURANCE TRUST(SM)

   If you want more information about the trust and its series, the following documents are available free upon request:

   Annual/Semiannual Reports. These reports contain information about the series' actual investments. Annual reports discuss the effect of recent market conditions and the series' investment strategy on the series' performance during its last fiscal year.

   Statement of Additional Information (SAI). The SAI, dated May 1, 2000, provides more detailed information about the trust and its series and is incorporated into this prospectus by reference.

   You can get free copies of the annual/semiannual reports, the SAI and other information about the trust and its series, and make inquiries about the trust and its series, by contacting:

       MFS Service Center, Inc.
       2 Avenue de Lafayette
       Boston, MA 02111-1738
       Telephone: 1-800-343-2829, ext. 3500
       Internet: http://www.mfs.com

    Information about the trust and its series (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

       Public Reference Room
       Securities and Exchange Commission
       Washington, D.C., 20549-0102

    Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the trust and its series are available on the EDGAR Databases on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

       The trust's Investment Company Act file number is 811-8326



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